================================================================================

                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                               (Amendment No.___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12


                               THE DLB FUND GROUP
                               ------------------
                (Name of Registrant as Specified In Its Charter)


 ------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

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     2)  Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------
     5)  Total fee paid:

     -------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

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

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount Previously Paid:
       -------------------------------------------------------------------------
       2)  Form, Schedule or Registration Statement No.:
       -------------------------------------------------------------------------
       3)  Filing Party:
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       4)  Date Filed:
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


                                    NOTICE OF
                         SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD SEPTEMBER 15, 2000

                                       AND

                                 PROXY STATEMENT

                                       FOR

                               THE DLB FUND GROUP


   YOUR VOTE IS IMPORTANT. PLEASE DATE, COMPLETE, AND SIGN THE ENCLOSED PROXY INSTRUCTION FORMS AND MAIL THEM IN THE ENCLOSED RETURN ENVELOPE WHICH REQUIRES
                   NO POSTAGE IF MAILED IN THE UNITED STATES.

To the Shareholders of:

DLB Global Small Capitalization Fund
DLB Stewart Ivory International Fund
DLB Stewart Ivory Emerging Markets Fund
One Memorial Drive
Cambridge, Massachusetts 02142

The attached proxy statement discusses a proposal related to the change in control of Babson-Stewart Ivory International ("BSII"), a general partnership established in 1987, that serves as the investment sub-adviser for the international component of the DLB Global Small Capitalization Fund's portfolio and the investment portfolios of the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund. As more fully explained in the attached Proxy Statement, because of a recent transaction involving the ownership of Colonial Limited, the indirect owner of Stewart Ivory & Company (International) Limited, one of BSII's general partners, the investment sub-advisory agreements between BSII and David L. Babson & Company Inc. ("Babson"), regarding these Funds may be deemed to have terminated automatically, as a matter of law, on June 13, 2000.

Since June 13, 2000, BSII has been providing investment advisory services to the Funds under interim sub-advisory agreements that were approved by the Trustees of The DLB Fund Group. However, in order for the Funds to continue to receive investment advisory services from BSII, it is necessary that new sub-advisory agreements be approved by shareholders of each of the Funds. The proposed new investment sub-advisory agreements that you are being asked to approve are identical in all substantive respects to the original agreements, differing only in their effective and termination dates. Your approval of the new investment sub-advisory agreements will in no way increase the advisory fees, sub-advisory fees or expenses of the Funds, or change the level, nature or quality of services you receive.

We look forward to receiving your vote in favor of the proposal to approve the new investment sub-advisory agreements. Thank you for your support of the Funds.

Sincerely,


Frank L. Tarantino
President

                               THE DLB FUND GROUP
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of:

DLB Global Small Capitalization Fund
DLB Stewart Ivory International Fund
DLB Stewart Ivory Emerging Markets Fund

Please take notice that a Special Meeting of Shareholders of the DLB Global Small Capitalization Fund, the DLB Stewart Ivory International Fund and the DLB Stewart Ivory Emerging Markets Fund (the "Funds") has been called to be held at the principal offices of The DLB Fund Group, located at One Memorial Drive, Cambridge, Massachusetts 02142, on Friday, September 15, 2000, at 11:00 a.m. Eastern Time, for the following purposes:

     (1) to approve the new investment sub-advisory contracts between David L. Babson & Company Inc. and Babson Stewart Ivory International with respect to the Funds.

     (2) to transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

Holders of record of the shares of the Funds at the close of business on July 31, 2000, (the record date) are entitled to vote at the meeting or any adjournment thereof.

You are cordially invited to attend the Meeting. If you do not expect to attend, you are requested to complete, date and sign the enclosed proxy instruction form(s) and return it promptly in the envelope provided for that purpose. The enclosed proxy is being solicited on behalf of the Board of Trustees.

YOUR VOTE IS IMPORTANT. IN ORDER TO AVOID THE UNNECESSARY EXPENSE OF FURTHER SOLICITATION, WE URGE YOU TO INDICATE VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE. You may revoke the proxy at any time prior to its use. Therefore, by appearing at the meeting, and requesting revocation prior to the voting, you may revoke the proxy and you can then vote in person.


                                By order of the Board of Trustees


                                John E. Deitelbaum
                                Clerk

Cambridge, Massachusetts
August  14, 2000

                               THE DLB FUND GROUP
                               ONE MEMORIAL DRIVE
                            CAMBRIDGE, MA 02142-1300

                                 PROXY STATEMENT
                                       FOR
                         SPECIAL MEETING OF SHAREHOLDERS
                                       OF
                      DLB GLOBAL SMALL CAPITALIZATION FUND
                      DLB STEWART IVORY INTERNATIONAL FUND
                     DLB STEWART IVORY EMERGING MARKETS FUND
                          TO BE HELD SEPTEMBER 15, 2000
                             11:00 A.M. EASTERN TIME

         This proxy statement is being furnished to the shareholders of the DLB Global Small Capitalization Fund (the "Global Small Cap Fund"), the DLB Stewart Ivory International Fund (the "International Fund"), and the DLB Stewart Ivory Emerging Markets Fund (the "Emerging Markets Fund"), each a series of The DLB Fund Group (the "Trust"), in connection with the solicitation of proxies by the Trust's Board of Trustees to be used at a Special Meeting of Shareholders to be held on September 15, 2000, at 11:00 a.m. Eastern Time, at the principal offices of the Trust located at One Memorial Drive, Cambridge, Massachusetts 02142. This proxy statement and the accompanying letter to shareholders from the President of the Trust, Notice of the Special Meeting of Shareholders and proxy instruction forms are being mailed on or about August 14, 2000, to shareholders of record on the record date (July 31, 2000). The costs of the Special Meeting, including the solicitation of proxies, will be borne by Babson-Stewart Ivory International ("BSII"). None of the expenses relating to the Special Meeting will be borne by the Trust.

         The purpose of the Special Meeting is to ask the shareholders of each of the Global Small Cap Fund, the International Fund and the Emerging Markets Fund (collectively, the "Funds") to approve a new investment sub-advisory agreement with respect to each Fund between David L. Babson & Company Inc. ("Babson"), the Funds' investment manager, and BSII, the Funds' investment sub-adviser (collectively, the "New Sub-Advisory Agreements").

         The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention) in accordance with the choices specified therein and will be included in determining whether there is a quorum to conduct the meeting. In the event a quorum is not present at the meeting or in the event that a quorum is present but sufficient votes to approve the proposed item are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR any such proposal, in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal, against any such adjournment. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of approval of the relevant New Sub-Advisory Agreement between Babson and BSII. The proxy may be revoked at any time prior to voting by
(1) writing to the Clerk of the Trust at One Memorial Drive, Cambridge, Massachusetts 02142; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

           VOTE REQUIRED: As required by the Investment Company Act of 1940 (the "1940 Act"), each Fund's shareholders vote separately to approve the New Sub-Advisory Agreement that relates to that Fund. The New Sub-Advisory Agreements cannot be implemented unless approved at the Special Meeting by a majority of the outstanding voting securities of each Fund. Such a majority means the affirmative vote of the holders of (a) 67% or more of the shares of the Fund present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are so present, or (b) more than 50% of the outstanding shares of the Fund, whichever is less.

         Votes cast by proxy or in person at the Special Meeting will be counted by persons appointed by the Trust to act as election inspectors for the Special Meeting. The election inspectors will count the total number of votes cast "for" approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. With respect to Proposal 1, an abstention from voting has the same effect as a vote cast "against" on the outcome of the vote or Proposal.

         SHARES OUTSTANDING ENTITLED TO VOTE: To be entitled to notice of and to vote at the Special Meeting, a shareholder must have owned shares of the Global Small Cap Fund, the International Fund, or the Emerging Markets Fund as of the close of business on July 31, 2000, the record date for voting at the Special Meeting. As of July 31, 2000, there were 9,646,431.240 votes eligible to be cast at this Special Meeting, which are attributable to each Fund as follows:

Global Small Cap Fund:                  1,446,496.630
International Fund:                     5,605,402.026
Emerging Markets Fund:                  2,594,532.584

On the record date, the officers and Trustees of the Trust as a group beneficially owned less than 1% of the shares of each Fund. As of the Record Date, the following entities were known to own of record 5% or more of the outstanding shares of the specified Fund:

GLOBAL SMALL CAP FUND
---------------------

Shareholder Name and Address           Shares Owned          Percentage Owned

Massachusetts Mutual Life              1,317,517.841              91.08%
Insurance Company
1295 State Street
Springfield, MA 01111

EMERGING MARKETS FUND
---------------------

Shareholder Name and Address           Shares Owned          Percentage Owned

Massachusetts Mutual Life              2,500,000.000              96.36%
Insurance Company
1295 State Street
Springfield, MA 01111

INTERNATIONAL FUND
------------------

Shareholder Name and Address           Shares Owned          Percentage Owned

Mac & CO                               2,048,735.310              36.55%
Mutual Fund Operations
P.O. Box 3198
Pittsburgh, PA  15230

Herbert & Grace Dow                    1,033,346.229              18.43%
1018 West Main Street
Midland, MI 48640

Plymouth County Retirement Plan          825,666.650              14.73%
South Russell Street
Plymouth, MA 02380

Butler University                        677,695.473              12.09%
4800 Sunset Avenue
Indianapolis, IN 46208

Horizon Hospital                         520,851.995               9.29%
263 Arlington Drive
Greenville, PA 16125

          Shares may be voted in person or by proxy. Each whole share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional share shall be entitled to a proportionate fractional vote. A proxy with respect to shares held in the name of two or more persons shall be valid if executed by any one of them unless at or prior to exercise of the proxy the Trust receives a specific written notice to the contrary from any one of them.

         REPORTS TO SHAREHOLDERS: A copy of the Global Small Cap Fund's Annual Report for the 10-month period ended October 31, 1999 has been sent previously to the Fund's shareholders. A copy of each Fund's Semiannual Report for the 6-month period ended April 30, 2000 has also been previously sent to the respective shareholders of the Global Small Cap Fund, the International Fund and the Emerging Markets Fund. Copies of the Global Small Cap Fund's Annual Report and copies of each Fund's Semiannual Report are available without charge upon request and may be obtained by calling (1-888-722-2766) or by writing the Trust at the address above. No Annual Report is available for the International Fund or the Emerging Markets Fund, both of which did not commence operations until November 1, 1999.

                                  PROPOSAL (1)

                TO APPROVE THE FUNDS' NEW INVESTMENT SUB-ADVISORY
                              AGREEMENTS WITH BSII

         The Trustees of the Trust are proposing that shareholders of each Fund approve the New Sub-Advisory Agreements between Babson and BSII, which would become effective immediately following shareholder approval. The proposed New Sub-Advisory Agreements are identical in all substantive respects to the investment sub-advisory agreements most recently approved by each Fund's shareholders (the "Former Sub-Advisory Agreements"), differing only in their effective and termination dates.

         BACKGROUND: Each Fund has entered into an investment management agreement with Babson, the principal business address of which is One Memorial Drive, Cambridge, Massachusetts 02142. Babson, in turn, has hired BSII to serve as the investment sub-adviser for the international component of the Global Small Cap Fund's portfolio and the investment portfolios of the International Fund and the Emerging Markets Fund.

         DESCRIPTION OF BSII: BSII, a registered investment adviser with over $1 billion of assets under management, is a Massachusetts general partnership whose principal place of business is One Memorial Drive, Cambridge, Massachusetts 02142. Babson and Stewart Ivory and Company (International) Limited ("Stewart Ivory International") are the two general partners of BSII.

         Babson is an indirect, majority owned subsidiary of Massachusetts Mutual Life Insurance Company ("MassMutual"). Specifically, Babson is a wholly owned subsidiary of DLB Acquisition Corp., a holding company that is a majority owned subsidiary of MassMutual Holding Trust I, which in turn is a holding company and wholly owned subsidiary of MassMutual Holding Company, a holding company and a wholly owned subsidiary of MassMutual, a mutual life insurance company. MassMutual also currently owns more than 25% of the outstanding shares of the Global Small Cap Fund and the Emerging Markets Fund and therefore is deemed to "control" each such Fund within the meaning of the 1940 Act.

         On June 13, 2000, Stewart Ivory International became an indirect subsidiary of The Commonwealth Bank of Australia ("Commonwealth"). Specifically, Stewart Ivory International is a wholly owned subsidiary of Stewart Ivory & Company Limited ("Stewart Ivory"), which in turn, is a wholly owned subsidiary of Stewart Ivory (Holdings) Limited ("Stewart Ivory Holdings"). Stewart Ivory Holdings is a wholly owned subsidiary of Colonial First State (UK) Holdings Limited, a wholly owned subsidiary of Colonial First State Investments Group Limited, which in turn, is a wholly owned subsidiary of Colonial Mutual Life Assurance Society Limited, a wholly owned subsidiary of Colonial Holding Company (No.2) Limited, which, in turn, is a holding company and wholly owned subsidiary of Colonial Holding Company Pty Limited, a wholly owned subsidiary of Colonial Limited. Colonial Limited is a wholly owned subsidiary of Commonwealth.

         BSII is managed by its general partners, acting through their designated Managing Directors. The names and principal occupations of BSII's Managing Directors are as follows:

MANAGING DIRECTOR          PRINCIPAL OCCUPATION
-----------------          --------------------

Kevin M. McClintock        Director and Executive Vice President of Babson;
                           Trustee of the Trust

Stephen B. O'Brien         Executive Vice President of Babson

John G. L. Wright*         Director of Stewart Ivory International

James W. Burns             Director of Stewart Ivory International

-----------------
* It is anticipated that Mr. Wright will retire as a Director of Stewart Ivory International and as a Managing Director of BSII on August 25, 2000. His retirement is unrelated to the transaction.

         The address for Messrs. McClintock and O'Brien is One Memorial Drive, Cambridge, Massachusetts 02142. The address for Messrs. Wright and Burns is 23 Andrews Square, Edinburgh, Scotland EH2 1BB.

         In addition to serving as the investment sub-adviser to the Funds, BSII also serves as the investment sub-adviser to the Babson-Stewart Ivory International Fund, a registered investment company that has investment objectives similar to those of the International Fund. Information regarding the investment sub-advisory fees payable to BSII for serving as the investment sub-adviser of the Babson-Stewart Ivory International Fund, as well as the approximate net assets of that fund as of its most recent fiscal year end, is set forth below.

                             Approximate Total Assets      Investment
 Name of Fund                As of June 30, 2000           Sub-Advisory Fees
 ------------                -------------------           -----------------

Babson-Stewart Ivory          $88, 610,131                 0.475%
International Fund

      DESCRIPTION OF THE TRANSACTION AND THE COMMONWEALTH BANK OF AUSTRALIA

         Prior to March 20, 2000, Stewart Ivory International was a wholly owned subsidiary of Stewart Ivory , which in turn was a wholly owned subsidiary of Stewart Ivory Holdings. At that time, the employees, officers and directors of Stewart Ivory beneficially owned in excess of 78 percent of the outstanding share capital of Stewart Ivory Holdings. On March 20, 2000, the shareholders of Stewart Ivory Holdings sold all of the outstanding voting securities of Stewart Ivory Holdings to Colonial First State (UK) Holdings Limited ("Colonial First State"), a wholly owned, indirect subsidiary of Colonial Limited. On June 13, 2000, Colonial Limited itself was acquired by Commonwealth (the "Transaction"), resulting in Stewart Ivory International becoming an indirect, wholly owned subsidiary of Commonwealth.

         Commonwealth is one of the top ten capitalized companies listed on the Australian Stock Exchange. The bank operates predominantly in the domestic Australian market and its operations cover both retail financial services and business and corporate banking. The bank is represented internationally through ASB Bank Limited, a successful retail bank in New Zealand of which Commonwealth is a 75% shareholder, and through branches in London, New York, Singapore, Tokyo, Hong Kong and Grand Cayman. Prior to being acquired by Commonwealth, Colonial Limited, together with its subsidiaries, operated as a diverse international financial services group in Australia, New Zealand, the United Kingdom, the Fiji

Islands and Asia, with its core business in life insurance, banking, superannuation and fund management.

         FORMER SUB-ADVISORY AGREEMENTS: Because the original investment sub-advisory agreements between Babson and BSII with respect to the Global Small Cap Fund, the International Fund and the Emerging Markets Fund were deemed to have been terminated as a matter of law as a result of Colonial Limited's acquisition of Stewart Ivory Holdings on March 20, 2000, the shareholders of each fund were asked to approve, and did approve on June 5, 2000, new investment sub-advisory agreements between Babson and BSII relating to the Funds (the "Former Sub-Advisory Agreements"). Each Former Sub-Advisory Agreement, as required by the 1940 Act, provided for its automatic termination in the event of its assignment. Any change in control of the sub-adviser, BSII, would be deemed under the 1940 Act to result in an assignment of the Former Sub-Advisory Agreements. BSII underwent such a change in control as a result of the consummation on June 13, 2000, of Commonwealth's acquisition of Colonial Limited.

           The Transaction caused the automatic termination of the Former Sub-Advisory Agreements, although BSII, as explained below, is continuing to provide advisory services to the Funds pursuant to the interim investment sub-advisory agreements between Babson and BSII with respect to the Funds. Stewart Ivory has informed the Board that Stewart Ivory does not anticipate that the Transaction will have any adverse effect on the performance by BSII of its obligations as sub-adviser to the Funds.

           INTERIM SUB-ADVISORY AGREEMENTS: Ordinarily, shareholder approval must be obtained before an advisory agreement takes effect. Rule 15a-4 under the 1940 Act, however, permits an investment adviser to a registered investment company to serve temporarily under an interim contract that is approved by a fund's board but that has not received shareholder approval, if the following conditions are met:

(i) the compensation under the interim contract may be no greater than under the previous contract;

(ii) the fund's board of directors, including a majority of the disinterested directors, has voted in person to approve the interim contract before the previous contract is terminated;

(iii) the fund's board of directors, including a majority of the disinterested directors, determines that the scope and quality of services to be provided to the fund under the interim contract will be at least equivalent to the scope and quality of services provided under the previous contract;

(iv) the interim contract provides that the fund's board of directors or a majority of the fund's outstanding voting securities may terminate the contract at any time, without the payment of any penalty, on not more than 10 calendar days' written notice to the investment adviser;

(v) the interim contract contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board of the fund; and

(vi) the interim contract provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account for fees received under the interim contract pending approval of a new contract by shareholders.

         At a Meeting of the Board of Trustees of the Trust held May 12, 2000, the Board of Trustees, including a majority of the independent Trustees, approved the interim investment sub-advisory agreements between Babson and BSII with respect to the Funds (collectively, the "Interim Sub-Advisory Agreements"), pursuant to Rule 15a-4 after determining that (1) each of the Interim Sub-Advisory Agreements provides for the same compensation payable to BSII under the Former Sub-Advisory Agreements, (2) the Interim Sub-Advisory Agreements contained all of the other provisions necessary to comply with Rule 15a-4 under the 1940 Act, including the escrowing of advisory fees pending shareholder approval of the New Sub-Advisory Agreements and the ten-day notice provision for termination, and (3) the scope and quality of services to be provided to the Funds under the Interim Sub-Advisory Agreements would be at least equivalent to the scope and quality provided under the Former Sub-Advisory Agreements. The Interim Sub-Advisory Agreements became effective immediately following the consummation of the Transaction which took place on June 13, 2000.

         NEW SUB-ADVISORY AGREEMENTS: In addition to approving the Interim Sub-Advisory Agreements at the May 12, 2000 Meeting, the Board of Trustees, including a majority of the independent Trustees, approved the form, terms, and provisions of the New Investment Sub-Advisory Agreements by and between Babson and BSII relating to the Global Small Cap Fund, the International Fund, and the Emerging Markets Fund, to become effective immediately following shareholder approval.

         The terms of the New Sub-Advisory Agreements, including fees payable to BSII by Babson thereunder, are identical to those of the Former Sub-Advisory Agreements, except for the dates of effectiveness and termination. There is no change in the fees payable by any of the Funds. The terms of the New Sub-Advisory Agreements are fully described below. If approved by Shareholders, the New Sub-Advisory Agreements will expire on September 15, 2002. The New Sub-Advisory Agreement for each Fund will continue in effect from year to year thereafter if such continuance is approved by the Board or by a majority of the outstanding voting securities (as previously defined) of the Fund, and, in either event, by the vote cast in person of a majority of the independent Trustees. In the event that Shareholders of a Fund do not approve the New Sub-Advisory Agreement, the Interim Sub-Advisory Agreement will remain in effect until November 10, 2000 and the Board will take such action, if any, as it deems to be in the best interests of the Fund and its shareholders.

         In evaluating the New Sub-Advisory Agreement, the Board requested and reviewed materials furnished by Babson and BSII. These materials included a financial balance sheet of BSII and BSII's Form ADV, which contains information regarding BSII and its personnel and advisory operations. Consideration was given to comparative performance and cost information concerning other mutual funds with similar investment objectives. The Board also reviewed and discussed the terms and provisions of the New Sub-Advisory Agreements as they compare to the Former Sub-Advisory Agreements. The Board also considered the expenses incurred by the investment manager, Babson, in providing advisory services to the Funds. The Board also discussed with a representative of Stewart Ivory International the anticipated effect that the Transaction would have on BSII and its provision of services to the Funds. Stewart Ivory International's representative informed the Board that the Transaction was viewed favorably by Colonial Limited and Stewart Ivory International and that Stewart Ivory International believed that BSII will be able to continue to provide advisory and management services with no material changes in operating conditions. The Board was also informed that the existing portfolio managers for the Funds would continue managing the Funds from Edinburgh, Scotland after the consummation of the Transaction, although it was noted that Mr. Wright was planning on retiring later in the summer and that such retirement was unrealted to the Transaction.

         The Board considered: (1) the quality of the operations and services which have been provided to the Funds by BSII and that are expected to continue to be provided after the Transaction, with no change in fee rates; (2) the overall experience and reputation of BSII in providing such services to the Funds and other institutional investors; and (3) the benefits of continuity in the services to be provided under the New Sub-Advisory Agreements. The Board did not give greater weight to any one factor than to the other factors they considered. Based upon its review, the Board concluded that the terms of the New Sub-Advisory Agreements are reasonable, fair and in the best interests of the Funds and their respective shareholders, and that the fees provided therein are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, the Board concluded that continuing to retain BSII as sub-adviser to the Funds after the Transaction is desirable and in the best interests of the Funds and their respective shareholders. Based on these and other considerations, the Board unanimously recommended approval of the New Sub-Advisory Agreements and their submission to the shareholders for their approval. The New Sub-Advisory Agreements will become effective immediately upon shareholder approval.

         DESCRIPTION OF THE NEW SUB-ADVISORY AGREEMENTS. Each of the New Sub-Advisory Agreements provides that BSII will, at its expense and subject to the control of the Trustees of the Trust, (1) furnish an investment program for the respective Funds, make investment decisions on behalf of the Funds, and place all orders for purchase and sale of portfolio securities; (2) furnish office space and equipment, provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services); and (3) in the performance of its duties, comply with the provisions of the Agreement and Declaration of Trust (the "Declaration of Trust") and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         The New Sub-Advisory Agreements further provide that, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties thereunder on the part of BSII, BSII shall not be subject to liability for any act or omission in the course of, or connected with, rendering services thereunder. The New Sub-Advisory Agreements may be terminated without penalty upon 60 days' written notice by any party to the Agreement. The Funds may terminate the New Sub-Advisory Agreements either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board. As stated above, each of the New Sub-Advisory Agreements automatically terminates in the event of its assignment. Each New Sub-Advisory Agreement for the International Fund and the Emerging Markets Fund also provides that in the event BSII ceases to be the investment sub-adviser of any such Fund, the right of that Fund or the Trust to use the identifying name "Stewart Ivory" may be withdrawn.

         The terms of the New Sub-Advisory Agreements described in this section are identical to the terms contained in the Former Sub-Advisory Agreements.

         There will be no change in investment sub-advisory fees under the New Sub-Advisory Agreements. Babson will continue to pay for the sub-advisory services of BSII at the same rates as the current agreements. The fee is computed and paid monthly, based on the individual Fund's average daily net asset value. Babson will continue to pay BSII a fee as compensation for BSII's advisory services for each of the Funds at the following annual rates:

                  FUND                                          ANNUAL FEE
                  ----                                          ----------

                  Global Small Cap Fund                           0.500%
                  International Fund                              0.375%
                  Emerging Markets Fund                           0.875%

         This fee is paid within five (5) business days after the end of each month. The investment sub-advisory fee paid by Babson to BSII with respect to the Global Small Cap Fund for the 10-month period ended October 31, 1999 was $61,637. The International Fund and the Emerging Markets Fund did not commence operations until November 1, 1999. The investment sub-advisory fees paid by Babson to BSII for the period from November 1, 1999 to June 12, 2000 totaled $370,506.04, allocated as follows:

         Global Small Cap                         $ 54,034.86
         International Fund                       $153,569.92
         Emerging Market Fund                     $162,901.26

          The proposed New Sub-Advisory Agreements between Babson and BSII are attached as Exhibits A, B and C. If any of the New Sub-Advisory Agreements are not approved, the Board will meet and consider what further action must be taken.

THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE TO APPROVE THE NEW INVESTMENT SUB-ADVISORY AGREEMENTS.

         ADDITIONAL INFORMATION ABOUT THE TRUST - PRINCIPAL UNDERWRITER
                                AND ADMINISTRATOR

          Babson Securities Corp., located at One Memorial Drive, Cambridge, Massachusetts 02142, is the principal underwriter of the Funds. Investors Bank & Trust Company, located at 200 Clarendon Street, Boston, Massachusetts 02116, provides certain administrative services to the Funds, in addition to serving as the Trust's custodian, transfer agent and dividend disbursing agent.

                          INTERESTS OF CERTAIN PERSONS

          BSII and certain of its officers, general partners and their respective employees, including the Fund's portfolio managers, may be deemed to have an interest in the Proposal described in this Proxy Statement to the extent that failure to approve it may affect its and their compensation. Such companies and persons may thus be deemed to derive benefits from the approval by shareholders of such Proposal.

         Approval of the New Sub-Advisory Agreements will cause no change with respect to the composition of the Board of the Trust or its investment adviser or the selection of officers of the Trust or its investment adviser.

         BSII intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined in the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met.

         First, an "unfair burden" must not be imposed on the investment company as a result of such sale or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined to include any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor advisers), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of such company, other than bona fide ordinary compensation as principal underwriter for such company, or (ii) from the investment company or its security holders (other than fees for bona fide investment advisory or other services). No such arrangements are in effect or contemplated insofar as the Funds are concerned.

         The second condition is that during the three-year period immediately following consummation of the transaction, at least 75% of the investment company's board of directors must not be "interested persons" of the investment adviser of such company or predecessor investment adviser within the meaning of the 1940 Act. This condition is currently being met in that 75% of the Trust's Board of Trustees are not "interested persons." Only one of the four Trustees is an "interested person" of Babson.

                                 OTHER BUSINESS

         While the meeting has been called to act upon any other business that may properly come before it, at the date of this Proxy Statement the only business that management intends to present or knows that others will present is the business set forth in the Notice of Special Meeting. If other matters lawfully come before the meeting, and on all procedural matters at said meeting, it is the intention that the proxies that do not include specific restrictions to the contrary shall be voted in accordance with the best judgment of the persons named as attorneys-in-fact in the proxy.

                              SHAREHOLDER PROPOSALS

         The Trust is not required to hold and will not ordinarily hold annual shareholders' meetings. The Board of Trustees may call special meetings of the shareholders for action by shareholder vote as required by the 1940 Act or the Trust's Declaration of Trust. Pursuant to rules adopted by the Securities and Exchange Commission, a shareholder may include in proxy statements relating to annual and other meetings of the shareholders of the Trust certain proposals for shareholder action which he or she intends to introduce at such special meetings, provided, among other things, that such proposal must be received by the Trust a reasonable time before a solicitation of proxies is made for such meeting. Timely submission of a proposal does not necessarily mean that the proposal will be included.


ALL SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY INSTRUCTION FORM(S) IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees


John E. Deitelbaum
Clerk

Cambridge, Massachusetts
August 14, 2000

                                    EXHIBIT A

                    THE DLB GLOBAL SMALL CAPITALIZATION FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------


         Sub-Advisory Agreement executed as of ___________, 2000 between DAVID
L. BABSON & COMPANY INC. (the "Manager") and BABSON-STEWART IVORY INTERNATIONAL (the "Sub-Adviser").

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE MANAGER.

         (a) Subject always to the control of the Trustees of The DLB Fund Group (the "Trust"), a Massachusetts business trust, and to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser will, at its expense, (i) furnish continuously an investment program for the DLB Global Small Capitalization Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment and provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services). In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         (b) In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (c) The Sub-Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlling, controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlling, controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses; provided, however, that without the prior consent of the Manager, neither the Sub-Adviser nor any of its affiliates shall undertake to act as investment adviser or subadviser for any U.S. registered investment company that has substantially similar investment policies to the Fund.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.50% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Sub-Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Sub-Adviser may, by written notice to the Manager, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Sub-Adviser may prescribe in such notice, the compensation due the Sub-Adviser shall be reduced, and, if necessary, the Sub-Adviser shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Manager and the Trust relating to the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon ______________, 2000 [date of shareholder approval], and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

                  (a) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

                  (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder.

         Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Sub-Adviser shall be disqualified from serving as investment adviser to the Fund pursuant to Section 9 of the 1940 Act, or otherwise, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding or inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (d) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act or (e) there is a material adverse change in the business or financial position of the Sub-Adviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF THE SUB-ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except as instructed otherwise by the Trustees of the Trust or the Manager, the Sub-Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, David L. Babson & Company Inc. and Babson-Stewart Ivory International have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                     DAVID L. BABSON & COMPANY INC.


                                     By _______________________________
                                     Title:



                                     BABSON-STEWART IVORY INTERNATIONAL


                                     By _______________________________
                                     Title:



Accepted and agreed to as of the day and year first above written:

THE DLB FUND GROUP,
on behalf of its
DLB Global Small Capitalization Fund


By ________________________
   Title:

                                    EXHIBIT B


                    THE DLB STEWART IVORY INTERNATIONAL FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------


         Sub-Advisory Agreement executed as of ___________, 2000 between DAVID
L. BABSON & COMPANY INC. (the "Manager") and BABSON-STEWART IVORY INTERNATIONAL (the "Sub-Adviser").

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE MANAGER.

         (a) Subject always to the control of the Trustees of The DLB Fund Group (the "Trust"), a Massachusetts business trust, and to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser will, at its expense, (i) furnish continuously an investment program for the DLB Stewart Ivory International Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment and provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services). In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         (b) In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (c) The Sub-Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlling, controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlling, controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses; provided, however, that without the prior consent of the Manager, neither the Sub-Adviser nor any of its affiliates shall undertake to act as investment adviser or subadviser for any U.S. registered investment company that has substantially similar investment policies to the Fund.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.375% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Sub-Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Sub-Adviser may, by written notice to the Manager, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Sub-Adviser may prescribe in such notice, the compensation due the Sub-Adviser shall be reduced, and, if necessary, the Sub-Adviser shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Manager and the Trust relating to the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon ________________, 2000 [date of shareholder approval], and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

                  (a) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

                  (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder.

         Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Sub-Adviser shall be disqualified from serving as investment adviser to the Fund pursuant to Section 9 of the 1940 Act, or otherwise, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding or inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (d) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act or (e) there is a material adverse change in the business or financial position of the Sub-Adviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF THE SUB-ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except as instructed otherwise by the Trustees of the Trust or the Manager, the Sub-Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      NAME "STEWART IVORY."

         The Manager and the Sub-Adviser agree that the name "Stewart Ivory" may only be used as part of the name of the Fund for so long as this Agreement shall remain in full force. The Manager agrees that upon any termination of this Agreement it will promptly inform the Trust of such termination.

11.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, David L. Babson & Company Inc. and Babson-Stewart Ivory International have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.

                                     DAVID L. BABSON & COMPANY INC.


                                     By _______________________________
                                        DeAnne B. Dupont
                                        Senior Vice President



                                     BABSON-STEWART IVORY INTERNATIONAL


                                     By _______________________________
                                        Stephen B. O'Brien
                                        Managing Director




Accepted and agreed to as of the day and year first above written:

THE DLB FUND GROUP,
on behalf of its
DLB Stewart Ivory International Fund


By ________________________
   Frank  L. Tarantino
   President

                                    EXHIBIT C


                   THE DLB STEWART IVORY EMERGING MARKETS FUND

                             SUB-ADVISORY AGREEMENT
                             ----------------------


         Sub-Advisory Agreement executed as of ___________, 2000 between DAVID
L. BABSON & COMPANY INC. (the "Manager") and BABSON-STEWART IVORY INTERNATIONAL (the "Sub-Adviser").

                              W I T N E S S E T H:

         That in consideration of the mutual covenants herein contained, it is agreed as follows:

1.       SERVICES TO BE RENDERED BY THE SUB-ADVISER TO THE MANAGER.

         (a) Subject always to the control of the Trustees of The DLB Fund Group (the "Trust"), a Massachusetts business trust, and to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser will, at its expense, (i) furnish continuously an investment program for the DLB Stewart Ivory Emerging Markets Fund (the "Fund") and will make investment decisions on behalf of the Fund and place all orders for the purchase and sale of its portfolio securities and (ii) furnish office space and equipment and provide bookkeeping and clerical services (excluding determination of net asset value, shareholder accounting services and fund accounting services). In the performance of its duties, the Sub-Adviser will comply with the provisions of the Agreement and Declaration of Trust and By-laws of the Trust and the Fund's stated investment objective, policies and restrictions.

         (b) In placing orders for the portfolio transactions of the Fund, the Sub-Adviser will seek the best price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services as described below. In using its best efforts to obtain for the Fund the most favorable price and execution available, the Sub-Adviser shall consider all factors it deems relevant, including, without limitation, the overall net economic result to the Fund (involving price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Subject to such policies as the Trustees or the Manager, as the case may be, may determine, the Sub-Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Sub-Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Sub-Adviser's overall responsibilities with respect to the Fund and to other clients of the Sub-Adviser as to which the Sub-Adviser exercises investment discretion.

         (c) The Sub-Adviser shall not be obligated under this Agreement to pay any expenses of or for the Trust or of or for the Fund not expressly assumed by the Sub-Adviser pursuant to this Section 1 other than as provided in Section 3.

2.       OTHER AGREEMENTS, ETC.

         It is understood that any of the shareholders, Trustees, officers and employees of the Trust may be a partner, shareholder, director, officer or employee of, or be otherwise interested in, the Sub-Adviser, and in any person controlling, controlled by or under common control with the Sub-Adviser, and that the Sub-Adviser and any person controlling, controlled by or under common control with the Sub-Adviser may have an interest in the Trust. It is also understood that the Sub-Adviser and persons controlling, controlled by or under common control with the Sub-Adviser have and may have advisory, management service, distribution or other contracts with other organizations and persons, and may have other interests and businesses; provided, however, that without the prior consent of the Manager, neither the Sub-Adviser nor any of its affiliates shall undertake to act as investment adviser or subadviser for any U.S. registered investment company that has substantially similar investment policies to the Fund.

3.       COMPENSATION TO BE PAID BY THE MANAGER TO THE SUB-ADVISER.

         The Manager will pay to the Sub-Adviser as compensation for the Sub-Adviser's services rendered, for the facilities furnished and for the expenses borne by the Sub-Adviser pursuant to Section 1, a fee, computed and paid monthly at the annual rate of 0.875% of the Fund's average daily net asset value. Such average daily net asset value of the Fund shall be determined by taking an average of all of the determinations of such net asset value during such month while this Agreement is in effect. Such fee shall be payable for each month within five (5) business days after the end of such month.

         In the event that expenses of the Fund for any fiscal year should exceed the expense limitation on investment company expenses imposed by any statute or regulatory authority of any jurisdiction in which shares of the Trust are qualified for offer and sale, the compensation due the Sub-Adviser for such fiscal year shall be reduced by the amount of such excess by a reduction or refund thereof. In the event that the expenses of the Fund exceed any expense limitation which the Sub-Adviser may, by written notice to the Manager, voluntarily declare to be effective with respect to the Fund, subject to such terms and conditions as the Sub-Adviser may prescribe in such notice, the compensation due the Sub-Adviser shall be reduced, and, if necessary, the Sub-Adviser shall bear the Fund's expenses to the extent required by such expense limitation.

         If the Sub-Adviser shall serve for less than the whole of a month, the foregoing compensation shall be prorated.

4.       ASSIGNMENT TERMINATES THIS AGREEMENT; AMENDMENTS OF THIS AGREEMENT.

         This Agreement shall automatically terminate, without the payment of any penalty, in the event of its assignment or in the event that the Management Contract between the Manager and the Trust relating to the Fund shall have terminated for any reason; and this Agreement shall not be amended unless such amendment is approved at a meeting by the affirmative vote of a majority of the outstanding shares of the Fund, and by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not interested persons of the Trust or of the Manager or of the Sub-Adviser.

5.       EFFECTIVE PERIOD AND TERMINATION OF THIS AGREEMENT.

         This Agreement shall become effective upon ________________, 2000 [date of shareholder approval], and shall remain in full force and effect continuously thereafter (unless terminated automatically as set forth in Section 4) until terminated as follows:

                  (a) Either party hereto may at any time terminate this Agreement by not more than sixty days' written notice delivered or mailed by registered mail, postage prepaid, to the other party, or

                  (b) If (i) the Trustees of the Trust or the shareholders by the affirmative vote of a majority of the outstanding shares of the Fund, and (ii) a majority of the Trustees of the Trust who are not interested persons of the Trust, the Manager or of the Sub-Adviser, by vote cast in person at a meeting called for the purpose of voting on such approval, do not specifically approve at least annually the continuance of this Agreement, then this Agreement shall automatically terminate at the close of business on the second anniversary of its execution, or upon the expiration of one year from the effective date of the last such continuance, whichever is later; provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder in a manner consistent with the Investment Company Act of 1940 (the "1940 Act") and the rules and regulations thereunder.

         Action by the Trust under (a) above may be taken either (i) by vote of a majority of its Trustees, or (ii) by the affirmative vote of a majority of the outstanding shares of the Fund.

         Termination of this Agreement pursuant to this Section 5 shall be without the payment of any penalty.

6.       CERTAIN INFORMATION.

         The Sub-Adviser shall promptly notify the Manager in writing of the occurrence of any of the following events: (a) the Sub-Adviser shall fail to be registered as an investment adviser under the Investment Advisers Act of 1940, as amended from time to time, and under the laws of any jurisdiction in which the Sub-Adviser is required to be registered as an investment adviser in order to perform its obligations under this Agreement or any other agreement concerning the provision of investment advisory services to the Trust, (b) the Sub-Adviser shall be disqualified from serving as investment adviser to the Fund pursuant to Section 9 of the 1940 Act, or otherwise, (c) the Sub-Adviser shall have been served or otherwise have notice of any action, suit, proceeding or inquiry or investigation, at law or in equity, before or by any court, public board or body, involving the affairs of the Trust, (d) there is a change in control of the Sub-Adviser or any parent of the Sub-Adviser within the meaning of the 1940 Act or (e) there is a material adverse change in the business or financial position of the Sub-Adviser.

7.       CERTAIN DEFINITIONS.

         For the purposes of this Agreement, the "affirmative vote of a majority of the outstanding shares" of the Fund means the affirmative vote, at a duly called and held meeting of shareholders, (a) of the holders of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present in person or by proxy, or (b) of the holders of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

         For the purposes of this Agreement, the terms "affiliated person", "control," "interested person" and "assignment" shall have their respective meanings defined in the 1940 Act and the rules and regulations thereunder, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act; and the phrase "specifically approve at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

8.       NONLIABILITY OF THE SUB-ADVISER.

         In the absence of willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser, or reckless disregard of its obligations and duties hereunder, the Sub-Adviser shall not be subject to any liability to the Trust, or to any shareholder of the Trust, for any act or omission in the course of, or connected with, rendering services hereunder.

9.       EXERCISE OF VOTING RIGHTS.

         Except as instructed otherwise by the Trustees of the Trust or the Manager, the Sub-Adviser shall at its discretion exercise or procure the exercise of any voting right attaching to investments of the Fund.

10.      NAME "STEWART IVORY."

         The Manager and the Sub-Adviser agree that the name "Stewart Ivory" may only be used as part of the name of the Fund for so long as this Agreement shall remain in full force. The Manager agrees that upon any termination of this Agreement it will promptly inform the Trust of such termination.

11.      LIMITATION OF LIABILITY OF THE TRUSTEES AND SHAREHOLDERS.

         A copy of the Agreement and Declaration of Trust of the Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees and not individually and the obligations of this instrument are not binding upon any of the Trustees or shareholders individually but are binding only upon the assets and property of the Fund.

         IN WITNESS WHEREOF, David L. Babson & Company Inc. and Babson-Stewart Ivory International have each caused this instrument to be signed in duplicate on its behalf by its duly authorized representative, all as of the day and year first above written.


                                     DAVID L. BABSON & COMPANY INC.


                                     By _______________________________
                                        DeAnne B. Dupont
                                        Senior Vice President



                                     BABSON-STEWART IVORY INTERNATIONAL


                                     By _______________________________
                                        Stephen B. O'Brien
                                        Managing Director




Accepted and agreed to as of the day and year first above written:

THE DLB FUND GROUP,
on behalf of its
DLB Stewart Ivory Emerging Markets Fund


By ________________________
   Frank L. Tarantino
   President

                             PROXY INSTRUCTION FORM

                               THE DLB FUND GROUP

                      DLB GLOBAL SMALL CAPITALIZATION FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of the DLB Global Small Capitalization Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the The DLB Fund Group to be held at the executive offices of David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts on September 15, 2000 at 11:00 a.m. Eastern Time and at any adjournments thereof (the "Special Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

                      PLEASE COMPLETE, DATE AND SIGN BELOW.

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box using blue or black ink.)

1. Approval of the new investment sub-advisory agreement between David L. Babson & Company Inc. and Babson-Stewart Ivory International with respect to the DLB Global Small Capitalization Fund.

FOR  [    ]  AGAINST  [    ]    ABSTAIN   [    ]

MARK HERE IF
YOU PLAN TO ATTEND  [    ]
THE MEETING.



[Insert shareholder name and address here]



Signature:                                           Date:
Name:
Title:

Signature:                                           Date:
Name:
Title:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, officer of a corporation, trustee or guardian, please give your full title as such. PLEASE RETURN THE COMPLETED, DATED, AND SIGNED PROXY INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.

                             PROXY INSTRUCTION FORM

                               THE DLB FUND GROUP

                      DLB STEWART IVORY INTERNATIONAL FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of the DLB Stewart Ivory International Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the Trust to be held at the executive offices of David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts on September 15, 2000 at 11:00 a.m. Eastern Time and at any adjournments thereof (the "Special Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

                      PLEASE COMPLETE, DATE AND SIGN BELOW.

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box using blue or black ink.)

1. Approval of the new investment sub-advisory agreement between David L. Babson & Company Inc. and Babson-Stewart Ivory International with respect to the DLB Stewart Ivory International Fund.

FOR  [    ]  AGAINST  [    ]    ABSTAIN   [    ]

MARK HERE IF
YOU PLAN TO ATTEND  [    ]
THE MEETING.



[Insert shareholder name and address here]



Signature:                                           Date:
Name:
Title:

Signature:                                           Date:
Name:
Title:

Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, officer of a corporation, trustee or guardian, please give your full title as such. PLEASE RETURN THE COMPLETED, DATED, AND SIGNED PROXY INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.

                             PROXY INSTRUCTION FORM

                               THE DLB FUND GROUP

                     DLB STEWART IVORY EMERGING MARKETS FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Frank L. Tarantino and John E. Deitelbaum, and each of them, attorneys and proxies of the undersigned, with power of substitution to vote all shares of the DLB Stewart Ivory Emerging Markets Fund that the undersigned is entitled to vote at the Special Meeting of shareholders of the Trust to be held at the executive offices of David L. Babson & Company Inc., One Memorial Drive, Cambridge, Massachusetts on September 15, 2000 at 11:00 a.m. Eastern Time and at any adjournments thereof (the "Special Meeting").

THIS PROXY WILL BE VOTED ON ITEM (1) IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THIS CARD, AND IN THE ABSENCE OF INSTRUCTIONS THE UNDERSIGNED HEREBY AUTHORIZES THE AFORESAID PROXY OR PROXIES TO VOTE FOR ITEM (1).

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Special Meeting.

                      PLEASE COMPLETE, DATE AND SIGN BELOW.

The proxies are instructed to vote as follows:
(Please mark your choice by placing an "x" in the appropriate box using blue or black ink.)

1. Approval of the new investment sub-advisory agreement between David L. Babson & Company Inc. and Babson-Stewart Ivory International with respect to the DLB Stewart Ivory Emerging Markets Fund.

FOR  [    ]  AGAINST  [    ]    ABSTAIN   [    ]

MARK HERE IF
YOU PLAN TO ATTEND  [    ]
THE MEETING.



[Insert shareholder name and address here]



Signature:                                           Date:
Name:
Title:

Signature:                                           Date:
Name:
Title:



Please sign exactly as your name or names appear. When signing as joint tenant, all parties to the joint tenancy should sign. When signing as attorney, executor, administrator, officer of a corporation, trustee or guardian, please give your full title as such. PLEASE RETURN THE COMPLETED, DATED, AND SIGNED PROXY INSTRUCTION FORM IN THE ENCLOSED ENVELOPE.